UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021 (June 29, 2021)

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

633 W. 5th Street, Suite 2826

Los Angeles, California 90071

Telephone: (888) 777-4362

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Jesus M. Quintero

Marijuana Company of America, Inc.

633 W. 5th Street, Suite 2826

Los Angeles, California 90071

Telephone: (888) 777-4362

(Name, Address, and Telephone Number for Agent of Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “Company,” “our,” “Marijuana Company of America,” “MCOA,” or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Nevada corporation. Unless otherwise indicated in this Current Report on Form 8-K, all references to the Company’s board of directors shall refer to the board of directors of Marijuana Company of America, Inc., a Nevada corporation.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Marijuana Company of America, Inc. (the “Corporation”) on July 1, 2021 (the “Initial Form 8-K”) to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which were not previously filed with the Initial Form 8-K and are permitted to be filed by amendment no later than 71 days after the date the Current Report on Form 8-K reporting the cDistro Acquisition (as defined below) was required to be filed with the SEC. As reported on the Initial Form 8-K, on June 29, 2021, the Corporation acquired the stock of cDistro Inc. (“cDistro”) from Beach Labs, Inc. (the “cDistro Acquisition”).

The above description does not purport to be complete and is qualified in its entirety by reference to the merger agreement and other agreements relating to the cDistro Acquisition, copies of which were filed as exhibits to the Initial Form 8-K and are incorporated by reference into this Current Report. The required historical financial statements of cDistro and the related pro forma financial information are contained herein under Item 9.01 of this Current Report.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of cDistro as of and for the year ended December 31, 2020 and the unaudited financial statements of cDistro as of June 30, 2021 and for the six months ended June 30, 2020 are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations for the year ended December 31, 2020 and the six months ended June 30, 2021 and are attached hereto as Exhibit 99.3.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

23	Consent of L&L CPAs.

99.1	Audited financial statements of cDistro as of and for the year ended December 31, 2020.

99.2	Unaudited financial statements of cDistro as of June 30, 2021 and for the six months ended June 30, 2020.

99.3	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the six months ended June 30, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus M. Quintero
Date: September 13, 2021	Name: Jesus M. Quintero Title: Chief Executive Officer